UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 303-4651

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 12, 2021, Surgalign Holdings, Inc. (the “Company”) issued the press release attached to this Report as Exhibit 99.1 and incorporated in this Report by reference announcing the date of its upcoming annual meeting of stockholders (the “2021 Annual Meeting”). The Company will hold its 2021 Annual Meeting on May 4, 2021 at 9:00 a.m. Central Time. Holders of record of the Company’s common stock at the close of business on March 15, 2021, the record date, are entitled to participate in the 2021 Annual Meeting.

Because the date of the 2021 Annual Meeting has been changed by more than 30 days from the anniversary of the Company’s 2020 annual meeting of stockholders, the deadline for the submission of proposals by stockholders for inclusion in the Company’s proxy materials relating to the 2021 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, will be the close of business on February 22, 2021. The Company believes this provides a reasonable time before it expects to begin to print and send its proxy materials. Any proposal received after such date will be considered untimely.

In accordance with the Company’s Amended and Restated Bylaws (“Bylaws”), stockholders who intend to nominate a person for election as a director or submit a proposal regarding any other matter of business at the 2021 Annual Meeting must deliver written notice of any proposed business or nomination to the Company Secretary at the Company’s principal executive offices no later than the close of business on February 22, 2021 (which is at least 10 days following the date of public disclosure of the date of the 2021 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws in order to be considered at the 2021 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Surgalign Holdings, Inc., issued on February 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: February 12, 2021	By:	/s/ Joshua H. DeRienzis
	Name:	Joshua H. DeRienzis
	Title:	General Counsel and Corporate Secretary